2023 First Quarter April 18, 2023

2 First Quarter Highlights Revenue – 5.2% organic revenue growth – Broad-based growth across disciplines and geographies – On track to achieve full-year expectation of 3%-5% organic revenue growth Income – 13.5% Non-GAAP adjusted operating income margin – 33.7% year-over-year growth in Diluted EPS, 12.2% year-over year growth in Non-GAAP adjusted Diluted EPS Business update – Strategic net reduction of square footage in our office real estate portfolio – Leading Generative AI partnership with Microsoft for integration of latest OpenAI GPT models within Omni, our data and insights platform across all Omnicom disciplines Capital allocation – $280 million net share repurchases in the first quarter of 2023 – 44.8% Return on Equity and 24.1% Return on Invested Capital for the 12 months ended March 31, 2023

Income Statement Summary - Adjusted

	Three Months Ended March 31					
	Reported 2023	Non-GAAP Adjustments[a]	Non-GAAP Adjusted 2023	Reported 2022	Non-GAAP Adjustments[b]	Non-GAAP Adjusted 2022
Revenue	$ 3,443.3	$ —	$ 3,443.3	$ 3,410.3	$ —	$ 3,410.3
Operating Expenses	3,096.8	(119.2)	2,977.6	3,057.3	(113.4)	2,943.9
Operating Income	346.5	119.2	465.7	353.0	113.4	466.4
Net Interest Expense	19.3	—	19.3	42.8	—	42.8
Income Tax Expense	83.4	28.2	111.6	115.5	(4.8)	110.7
Income from Equity Method Investments	0.1	—	0.1	(0.1)	—	(0.1)
Net Income Attributed to Noncontrolling Interests	16.4	—	16.4	20.8	—	20.8
Net Income - Omnicom Group Inc.[(a)(b)]	$ 227.5	$ 91.0	$ 318.5	$ 173.8	$ 118.2	$ 292.0
Diluted Shares	204.5	—	204.5	209.8	—	209.8
Net Income per Share - Diluted[(a)(b)]	$ 1.11	$ 0.45	$ 1.56	$ 0.83	$ 0.56	$ 1.39

Note: In millions except per share amounts. See Non-GAAP reconciliations on page 18 and 19. Effective with the First quarter 2023 reporting, Operating Profit has been renamed Operating Income.

a) First quarter 2023 operating expenses include $119.2 million ($91.0 million after tax), related to real estate repositioning costs, which reduced diluted net income per share - Omnicom Group Inc. by $0.45.

b) First quarter 2022 operating expenses include $113.4 million ($118.2 million after tax), related to the change arising from the effects of the war in Ukraine, which reduced diluted net income per share - Omnicom Group Inc. by $0.56.

OmnicomGroup 3

4 Revenue Change First Quarter $ % ∆ Prior Period Revenue $ 3,410.3 Foreign exchange rate impact(a) (110.0) (3.2) % Acquisition revenue, net of disposition revenue(b) (35.7) (1.0) % Organic growth(c) 178.7 5.2 % Current Period Revenue $ 3,443.3 1.0 % Note: In millions (a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue. (b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above. (c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth.

5 Revenue by Discipline First Quarter Revenue % of Rev % Growth % Organic Growth(a) Advertising & Media $ 1,776.5 51.6% 0.4% 5.1 % Precision Marketing 360.0 10.5% 6.1% 7.0 % Commerce & Brand Consulting 209.6 6.1% (0.9) % 3.3 % Experiential 147.8 4.3% 5.8% 8.4 % Execution & Support 255.5 7.4% (7.8) % 3.6 % Public Relations 375.5 10.9% 3.6% 5.8 % Healthcare 318.4 9.2% 2.6% 4.8 % Total $ 3,443.3 100.0% 1.0% 5.2 % Note: In millions Effective January 1, 2023, we realigned the classification of certain services primarily within our Commerce & Brand Consulting, Execution & Support, and Experiential disciplines. (a) “Organic Growth” reflects the year-over-year increase in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 4.

6 First Quarter Revenue % of Rev % Growth % Organic Growth(a) United States $ 1,812.2 52.6% 5.1% 5.1 % Other North America 114.6 3.3% 0.2% 6.6 % United Kingdom 371.5 10.8% (4.4) % 5.9 % Euro Markets & Other Europe 580.4 16.9% (3.8) % 5.4 % Asia Pacific 405.7 11.8% (5.6) % 2.8 % Latin America 74.0 2.1% 9.3% 12.2 % Middle East & Africa 84.9 2.5% 3.7% 9.5 % Total $ 3,443.3 100.0% 1.0% 5.2 % Revenue by Region Note: In millions (a) “Organic Growth” reflects the year-over-year increase in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 4.

7 Three Months Ended March 31 2023 2022 Pharmaceuticals and Healthcare 16% 15% Food and Beverage 16% 14% Auto 11% 10% Technology 8% 11% Consumer Products 8% 8% Financial Services 8% 7% Travel & Entertainment 7% 6% Retail 6% 6% Telecommunications 4% 4% Government 4% 4% Services 3% 2% Oil, Gas & Utilities 2% 2% Not-for-Profit 1% 1% Education 1% 1% Other 5% 9% Total 100% 100% Revenue by Industry Sector Note: Prior year period amounts conform to the current period presentation.

8 Operating Expense Detail Note: In millions (a) Third-party service costs include third-party supplier costs when we act as principal in providing services to our clients. (b) Third-party incidental costs primarily consist of client-related travel and incidental out-of-pocket costs which we bill back to the client directly at our cost and which we are required to include in revenue. (c) The first quarter of 2023 includes a pre-tax charge of $119.2 million in connection with real estate repositioning. (d) The first quarter of 2022 includes a pre-tax charge of $113.4 million in connection with charges arising from the effects of the war in Ukraine. First Quarter 2023 % of Rev 2022 % of Rev Revenue $ 3,443.3 $ 3,410.3 Operating expenses: Salary and related service costs 1,778.0 51.6% 1,794.6 52.6 % Third-party service costs (a) 639.3 18.6% 581.8 17.1 % Third-party incidental costs(b) 125.6 3.6% 115.4 3.4 % Total salary and service costs 2,542.9 2,491.8 Occupancy and other costs 291.6 8.5% 300.2 8.8 % Real estate repositioning costs(c) 119.2 3.5% — — % Charges arising from the effects of the war in Ukraine(d) — — % 113.4 3.3 % Cost of services 2,953.7 2,905.4 Selling, general and administrative expenses 89.2 2.6% 96.7 2.8 % Depreciation and amortization 53.9 1.6% 55.2 1.6 % Total operating expenses 3,096.8 89.9% 3,057.3 89.6 % Operating Income $ 346.5 $ 353.0

9 Adjusted Non-GAAP Operating Income & Adjusted EBITA First Quarter Reported 2023 Non-GAAP Adjustments(b) Adjusted 2023 Reported 2022 Non-GAAP Adjustments(c) Adjusted 2022 Revenue $ 3,443.3 $ — $ 3,443.3 $ 3,410.3 $ — $ 3,410.3 Operating Expenses 3,096.8 (119.2) 2,977.6 3,057.3 (113.4) 2,943.9 Operating Income 346.5 119.2 465.7 353.0 113.4 466.4 Operating Income Margin % 10.1% 13.5% 10.4% 13.7 % Add back: Amortization of intangible assets 19.3 19.3 19.4 19.4 EBITA (a) $ 365.8 $ 119.2 $ 485.0 $ 372.4 $ 113.4 $ 485.8 EBITA Margin % (a) 10.6% 14.1% 10.9% 14.2 % Note: In millions (a) See Non-GAAP reconciliations on page 17 and 18. (b) First quarter 2023 operating expenses include $119.2 million related to real estate repositioning costs. (c) First quarter 2022 operating expenses include $113.4 million related to charges arising from the effects of the war in Ukraine.

10 Cash Flow Performance Three Months Ended March 31 2023 2022 Free Cash Flow(a) $ 428.9 $ 339.7 Primary Uses of Cash: Dividends paid to Common Shareholders 142.3 147.4 Dividends paid to Noncontrolling Interest Shareholders 12.5 14.0 Capital Expenditures 23.1 23.2 Acquisition payments, including payment of contingent purchase price obligations, and acquisition of additional noncontrolling interests, net of proceeds from sale of investments and other 38.4 350.9 Stock Repurchases, net of Proceeds from Stock Plans 278.8 286.8 Primary Uses of Cash(a) 495.1 822.3 Net Free Cash Flow(a) $ (66.2) $ (482.6) Note: In millions (a) See page 15 for the reconciliation of Non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities and Net Free Cash Flow to the Net Decrease in Cash and Cash Equivalents for the periods presented above. The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are Non-GAAP liquidity measures. See page 22 for the definition of these measures.

11 Credit & Liquidity $ Millions Twelve Months Ended March 31 2023 2022 EBITDA(a) $ 2,294.9 $ 2,299.5 Total Debt / EBITDA 2.5 x 2.5 x Net Debt(b) / EBITDA 1.0 x 0.7 x Debt Bank Loans (Due Less Than 1 Year) $ 18.5 $ 12.4 USD-denominated Senior Notes 4,150.0 4,150.0 EUR-denominated Senior Notes 1,090.6 1,109.4 GBP-denominated Senior Notes 402.5 426.5 Other (33.7) (39.5) Total Debt $ 5,627.9 $ 5,658.8 Cash and Equivalents 3,261.5 3,925.5 Short Term Investments 87.4 92.7 Net Debt(b) $ 2,279.0 $ 1,640.6 Note: In millions (a) EBITDA is a Non-GAAP performance measure. See page 22 for the definition of this measure and page 17 for the reconciliation of Non-GAAP financial measures. (b) Net Debt is a Non-GAAP liquidity measure. See page 22 for the definition of this measure, which is reconciled in the table above.

12 Historical Returns (a) Return on Invested Capital is After Tax Reported Operating Income (a Non-GAAP performance measure – see page 22 for the definition of this measure and page 15 for the reconciliation of Non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities, including those related to operating leases, short-term interest bearing debt, the short-term liability related to operating leases plus shareholders’ equity less cash, cash equivalents, short-term investments and operating lease right of use assets). (b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period. Return on Invested Capital (ROIC)(a) Return on Equity(b) Twelve months ended March 31, 2023 24.1 % Twelve months ended March 31, 2023 44.8 % Twelve months ended March 31, 2022 26.4 % Twelve months ended March 31, 2022 41.7%

13 Appendix

14 Free Cash Flow Note: In millions (a) The Free Cash Flow amounts presented above are Non-GAAP liquidity measures. See page 22 for the definition of this measure and page 15 for the reconciliation of the Non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Used in Operating Activities for the periods presented above. Three Months Ended March 31 2023 2022 Net Income $ 243.9 $ 194.6 Depreciation and Amortization of Intangible Assets 53.9 55.2 Share-Based Compensation 20.7 20.0 Real estate repositioning costs 119.2 — Non-cash charge related to the effects of the war in Ukraine — 65.8 Other Items to Reconcile to Net Cash Used in Operating Activities, net (8.8) 4.1 Free Cash Flow(a) $ 428.9 $ 339.7

15 Non-GAAP Reconciliations Three Months Ended March 31 2023 2022 Net Cash Used in Operating Activities $ (522.1) $ (544.5) Operating Activities items excluded from Free Cash Flow: Changes in Operating Capital (951.0) (884.2) Free Cash Flow $ 428.9 $ 339.7 Net Decrease in Cash and Cash Equivalents $ (1,020.3) $ (1,391.3) Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (951.0) (884.2) Changes in Short-term Debt, net 1.0 2.4 Other, net (22.5) (18.2) Effect of foreign exchange rate changes on cash and cash equivalents 18.4 (8.7) Net Free Cash Flow $ (66.2) $ (482.6) Twelve Months Ended March 31 2023 2022 Reported Operating Income $ 2,076.8 $ 2,085.5 Effective Tax Rate for the applicable period 26.2% 26.2 % Income Taxes on Reported Operating Income 544.1 546.4 After Tax Reported Operating Income $ 1,532.7 $ 1,539.1 Note: In millions

16 Operating Expense Detail - Constant $ First Quarter 2023 2023 C$(e) 2022 Operating expenses: Salary and related service costs $ 1,778.0 $ 1,834.8 $ 1,794.6 Third-party service costs (a) 639.3 656.8 581.8 Third-party incidental costs(b) 125.6 130.6 115.4 Salary and service costs 2,542.9 2,622.2 2,491.8 Occupancy and other costs 291.6 302.7 300.2 Real estate repositioning costs(c) 119.2 120.3 — Charges arising from the effects of the war in Ukraine(d) — — 113.4 Cost of services 2,953.7 3,045.2 2,905.4 Selling, general and administrative expenses 89.2 91.5 96.7 Depreciation and amortization 53.9 55.4 55.2 Total operating expenses $ 3,096.8 $ 3,192.1 $ 3,057.3 Note: In millions (a) Third-party service costs include third-party supplier costs when we act as principal in providing services to our clients. (b) Third-party incidental costs primarily consist of client-related travel and incidental out-of-pocket costs which we bill back to the client directly at our cost and which we are required to include in revenue. (c) The first quarter of 2023 includes a pre-tax charge of $119.2 million in connection with real estate repositioning. (d) The first quarter of 2022 includes a pre-tax charge of $113.4 million in connection with charges arising from the effects of the war in Ukraine. (e) Constant Dollar ("C$") expense is calculated by translating the current period’s local currency expense using the prior period average exchange rates to derive current period C$ expense. The foreign exchange rate impact is the difference between the current period expense in U.S. Dollars and the current period C$ expense.

17 Non-GAAP Reconciliations Note: In millions The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the Non-GAAP financial measures of EBITDA and EBITA for the periods presented. EBITDA and EBITA, which are defined on page 22, are Non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization, and excludes certain other one-time items. Our credit facility uses EBITDA to measure our compliance with covenants, such as our leverage ratios, as presented on page 11 of this presentation. Three Months Ended Twelve Months Ended March 31 March 31 2023 2022 2023 2022 Net Income - Omnicom Group Inc. $ 227.5 $ 173.8 $ 1,370.2 $ 1,293.8 Net Income Attributed to Noncontrolling Interests 16.4 20.8 82.9 102.4 Income (Loss) From Equity Method Investments 0.1 (0.1) 5.4 7.4 Income Tax Expense 83.4 115.5 514.7 492.3 Income Before Income Taxes and Income (Loss) From Equity Method Investments 327.2 310.2 1,962.4 1,881.1 Net Interest Expense 19.3 42.8 114.4 204.4 Operating Income 346.5 353.0 2,076.8 2,085.5 Amortization of Intangible Assets 19.3 19.4 80.2 79.5 EBITA 365.8 372.4 2,157.0 2,165.0 Depreciation 34.6 35.8 137.9 134.5 EBITDA $ 400.4 $ 408.2 $ 2,294.9 $ 2,299.5

Non-GAAP Reconciliations

	Three Months Ended March 31, 2023 Non-GAAP Adjusted		Three Months Ended March 31, 2022 Non-GAAP Adjusted	
	EBITA	Operating Income	EBITA	Operating Income
Net Income - Omnicom Group Inc.- reported	$ 227.5	$ 227.5	$ 173.8	$ 173.8
Net Income Attributed To Noncontrolling Interests	16.4	16.4	20.8	20.8
Income From Equity Method Investments	0.1	0.1	(0.1)	(0.1)
Income Tax Expense	83.4	83.4	115.5	115.5
Income Before Income Taxes and Income From Equity Method Investments	327.2	327.2	310.2	310.2
Net Interest Expense	19.3	19.3	42.8	42.8
Operating Income - Reported	346.5	346.5	353.0	353.0
Real estate repositioning costs		119.2		
Charges arising from the effects of the war in Ukraine				113.4
Non-GAAP Operating Income - Adjusted		$ 465.7		$ 466.4
Amortization of Intangible Assets	19.3		19.4	
EBITA - Reported	365.8		372.4	
Real estate repositioning costs	119.2			
Charges arising from the effects of the war in Ukraine			113.4	
EBITA - Adjusted	$ 485.0		$ 485.8	
Revenue - reported	$ 3,443.3	$ 3,443.3	$ 3,410.3	$ 3,410.3
Margin	14.1 %	13.5 %	14.2 %	13.7 %

Note: In millions
The above table reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the Non-GAAP financial measures of EBITA Adjusted and Operating Income Adjusted for the periods presented. Management believes that excluding the real estate repositioning costs and the charges arising from the effects of the war in Ukraine provides investors with a better picture of the performance of the business during the periods presented.
EBITA, which is defined on page 22, is a Non-GAAP financial measures within the meaning of applicable SEC rules and regulations.

OmnicomGroup 18

19 First Quarter 2023 2022 Net Income - Omnicom Group Inc. - Reported $ 227.5 $ 173.8 Real estate repositioning costs 119.2 — Tax expense on real estate repositioning costs (28.2) — Charges arising from the effects of the war in Ukraine — 113.4 Income tax expense related to charges arising from the effects of the war in Ukraine — 4.8 Net Income - Omnicom Group Inc. - Adjusted $ 318.5 $ 292.0 Diluted Shares 204.5 209.8 Net Income per Share - Omnicom Group Inc. - Adjusted $ 1.56 $ 1.39 Non-GAAP Reconciliations Note: In millions except per share amounts See page 22 for definition of Non-GAAP financial measures.

20 Revenue by Discipline - 2022 & 2021 Full Year 2022 Full Year 2021 Full Year $ Mix % Growth % Organic Growth(a) $ Mix % Growth % Organic Growth(a) Advertising & Media $ 7,433.9 (6.7) % 7.3% $ 7,966.2 5.9% 10.6 % Precision Marketing 1,426.6 18.4% 17.0% 1,205.2 26.1% 18.5 % Commerce & Brand Consulting 848.1 5.7% 11.7% 802.2 13.1% 12.2 % Experiential 635.6 18.6% 26.4% 536.0 27.4% 26.5 % Execution & Support 1,069.9 (4.1) % 3.9% 1,115.9 6.9% 4.4 % Public Relations 1,552.7 11.0% 13.7% 1,398.2 5.9% 6.1 % Healthcare 1,322.3 4.5% 7.1% 1,265.7 5.6% 4.0 % Total $ 14,289.1 — % 9.4% $ 14,289.4 8.5% 10.2 % Effective January 1, 2023, we realigned the classification of certain services primarily within our Commerce & Brand Consulting, Execution & Support, and Experiential disciplines. (a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact and acquisition revenue, net of disposition revenue as defined on page 4.

21 Revenue by Discipline - 2022 Quarterly Three Months Ended Q1 2022 Q2 2022 Q3 2022 Q4 2022 Advertising & Media $ 1,770.2 $ 1,834.4 $ 1,764.9 $ 2,064.4 Precision Marketing 339.2 363.9 363.3 360.2 Commerce & Brand Consulting 211.4 207.0 211.9 217.8 Experiential 139.7 152.0 120.6 223.3 Execution & Support 277.0 272.2 262.0 258.7 Public Relations 362.4 394.0 393.0 403.3 Healthcare 310.4 343.7 327.7 340.5 Total $ 3,410.3 $ 3,567.2 $ 3,443.4 $ 3,868.2 Effective January 1, 2023, we realigned the classification of certain services primarily within our Commerce & Brand Consulting, Execution & Support, and Experiential disciplines.

22 Disclosures The preceding materials have been prepared for use in the April 18, 2023 conference call on Omnicom’s results of operations for the three months ended March 31, 2023. The call will be archived on the Internet at http:// investor.omnicomgroup.com Forward-Looking Statements Certain statements in this press release constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial position, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: adverse economic conditions, including those caused by the war in Ukraine, the lingering effects of the COVID-19 pandemic, high and persistent inflation in countries that comprise our major markets, rising interest rates; supply chain issues affecting the distribution of our clients’ products; international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration or a disruption in the credit markets; the ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes related to competitive factors in the advertising, marketing and corporate communications industries; the ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment; and risks related to our environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of our control on such goals and initiatives. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in Item 1A, “Risk Factors” and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements. Non-GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. EBITA is defined as operating income before interest, taxes, and amortization of intangible assets, and EBITA margin is defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which exclude the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). We also use Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITA, Adjusted EBITA Margin, Adjusted Income Tax Expense, Adjusted Net Income – Omnicom Group Inc. and Adjusted Net Income per diluted share – Omnicom Group Inc. as additional operating performance measures. We believe these measures are useful in evaluating the impact of certain items on operating performance and allow for comparability between reporting periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. Other Information All dollar amounts are in millions except for per share figures. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.